SUPPLEMENT DATED DECEMBER 15, 2002
TO
PROSPECTUS DATED MAY 1, 2002
FOR
SUN LIFE CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE
ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
This supplement contains information on the addition of a Fixed Account as an investment option under the Sun Life Corporate Variable Universal Life Insurance Policies.
I.	The Table of Contents is changed to include the following topics: Our General Account, Fixed Account Endorsement.
II.	The Investment Options section is changed to read:
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You may allocate your net premium payments among the available Sub-Accounts and the Fixed Account.

You may transfer amounts from one Sub-Account to another or to the Fixed Account, subject to any limits that we or the Funds may impose.

III.	The third bullet of the Account Value section is changed to read: "the investment performance of the Sub-Accounts and the Fixed Account;"
IV.

The topic entitled Our General Account is added as a section following the Potential Conflicts section and reads as follows:

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets.

Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

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An allocation of premium to the Fixed Account does not entitle you to share in the investment experience of our general account. Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 2%, without regard to the actual investment experience of our general account. We may credit a higher rate of interest but are not obligated to do so.

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V.

The first sentence of the Allocation of Net Premium section is changed to read: "We will allocate Net Premium among the Sub-Accounts and the Fixed Account in accordance with your allocation instructions, except during the Free Look Period as described above."

VI.

The fourth paragraph of the Option B-Specified Face Amount Plus Account Value section is changed to read:

We will notify you in writing if we exercise our right to distribute Account Value to you as a partial surrender as described above. You may allocate the partial surrender among the Sub-Accounts and the Fixed Account. If you do not specify the allocation, then we will allocate the partial surrender among the Sub-Accounts and the Fixed Account in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all Sub-Accounts and the Fixed Account on the date of the partial surrender.

VII.	The first paragraph of the Account Value section is changed to read: "Your Account Value is the sum of the amounts in each Sub-Account and the Fixed Account plus the amount of the Loan Account."
VIII.

The Account Value in the Sub-Accounts section is renamed the Account Value in the Investment Options section and reads as follows:

The Account Value attributable to each investment option on the Investment Start Date equals-

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the portion of Net Premium received and allocated to the Sub-Accounts and the Fixed Account, minus the Monthly Expense charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

The Account Value on subsequent Valuation Dates equals-

the Account Value attributable to the Sub-Account on the preceding Valuation Date multiplied by that Sub-Account's Net Investment Factor, minus the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account, plus the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus any amounts transferred by You to any investment option during the current Valuation Period, minus any amounts transferred by You from any investment option during the current Valuation Period, plus the portion of Net Premium received and allocated to the Sub-Accounts and the Fixed Account during the current Valuation Period; plus that portion of any loan repayment allocated to a Sub-Account and the Fixed Account during the current Valuation Period, plus that portion of any interest credited on the Loan Account which is allocated to a Sub-Account and the Fixed Account during the current Valuation Period, minus that portion of any partial surrenders deducted from a Sub-Account and the Fixed Account during the current Valuation Period, minus that portion of any Policy loan transferred from a Sub-Account and the Fixed Account to the Loan Account during the current Valuation Period, minus if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge for the Policy Month just beginning charged to the Sub-Accounts and the Fixed Account, minus if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance for the Policy Month just ending charged to the Sub-Accounts and the Fixed Account, minus if you surrender during the current Valuation Period, that portion of the pro-rata Monthly Cost of Insurance for the Policy Month charged to the Sub-Accounts and the Fixed Account.

IX.

The second bullet of the Account Value in the Loan Account section is changed to read: "any amount transferred from Sub-Accounts or the Fixed Account to the Loan Account for Policy loans requested on that day, minus"

X.

The fourth bullet of the Account Value in the Loan Account section is changed to read: "if that day is a Policy Anniversary, any amount transferred to the Sub-Accounts or the Fixed Account by which the Loan Account Value exceeds the outstanding Policy loan."

XI.

The first sentence of the first paragraph of the Transfer Privileges section is deleted and replaced by the following text: "You normally may at any time transfer all or a portion of your Account Value among the Sub-Accounts. Transfers from the Fixed Account may not exceed the greater of 25%of the highest Fixed Account value over the last four years or $5000."

XII.	The second bullet of the Transfer Privileges section is changed to read: "the minimum amount that may remain in an investment option following a transfer from that Sub-Account."
XIII.

The third paragraph of the Partial Surrenders section is changed to read: "You may allocate a partial surrender among the Sub-Accounts and the Fixed Account. If you do not specify the allocation, then we will allocate the partial surrender among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options on the date of partial surrender."

XIV.

The first paragraph of the Policy Loans section is changed to read: "You may request a policy loan of up to 90% of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made. We will transfer Account Value equal to the amount of the policy loan from the Sub-Accounts and the Fixed Account to the Loan Account on the date the policy loan is made. You may allocate the policy loan among the Sub-Accounts and the Fixed Account. If you do not specify the allocation, then we will allocate the policy loan among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the loan."

XV.

The last three sentences of the third paragraph of the Policy Loans section are deleted and replaced by the following text: "The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Sub-Accounts and the Fixed Account. You may allocate the loan repayment among the Sub-Accounts and the Fixed Account. If you do not specify the allocation, then we will allocate the loan repayment among the investment options in the same proportion that the Account Value of each investment option bears to the total Account Value minus the Loan Account Value immediately prior to the loan repayment. We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account."

XVI.	The Deferral of Payment section is supplemented by the following: "We may defer payment from the Fixed Account for a period up to six months."
XVII.

The third sentence of the Monthly Expense Charges section is changed to read: "We will allocate the Monthly Expense Charge among the investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction."

XVIII.

The fourth sentence of the Monthly Cost of Insurance section is changed to read: "We will allocate the Monthly Cost of Insurance deduction among investment options in the same proportion that the Account Value of each investment option bears to the aggregate Account Value of all investment options immediately prior to the deduction."

XIX.

The first bullet of the Modification section is changed to read: "is necessary to make the Policy or the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are or the Variable Account is subject;"

XX.

The first sentence of the Entire Contract section is changed to read: "Your entire contract with us consists of the Policy, including your policy application, any riders, any endorsements and any other attachments."

XXI.

The third sentence of the first paragraph of the Taxation of Policy Proceeds section is changed to read: "As such, the death benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the owner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof."

XXII.	The Account Value definition in Appendix A is changed to read: "Account Value-The sum of the amounts in each Sub-Account, the Fixed Account and the amount of the Loan Account."
XXIII.	A Fixed Account definition is added to Appendix A: "Fixed Account-The portion of the Account Value funded by assets invested in our General Account."
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.